Entergy Third Quarter 2004 Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

Entergy

October 21, 2004

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases at local and federal regulatory agencies, Entergy's ability to reduce its operation and maintenance costs, particularly at its non-utility nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, the completion of the sale of Entergy-Koch's U.S. and foreign trading businesses, the ability to sell Entergy-Koch's Gulf South Pipeline at attractive prices, the amount of cash that Entergy-Koch is able to distribute to Entergy, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the energy trading market, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. This reconciliation is found on slide 13. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

As-Reported and Operational Earnings

Earnings Per Share
3Q03 vs. 3Q04



$1.57
$0.16
$0.25
$1.16
3Q03
As Reported
$1.57
$0.16
$0.25
$1.16
3Q03
Operational
$1.22
$0.28
$1.11
($0.17)
3Q04
As Reported
$1.39
$0.28
$1.11
3Q04
Operational
Nuclear
Utility, Parent & Other
ECS

Special Items

None

Special Items

ECS – reduction in asset sale reserve	$0.02
ECS – Entergy-Koch, LP	($0.19)
Total	($0.17)

Components of Entergy-Koch, LP Earnings

Entergy-Koch, LP Earnings
3Q04; $/share



$0.02
GS Pipeline
EKT (on MTM basis)
$(0.03)
Inability to Apply Hedge Accounting Treatment due to:
$(0.07)
$(0.11)
EKLP As-Reported
$(0.19)

Improved versus 3Q03 results of $0.01 (including disproportionate sharing)	Equivalent earnings on a mark-to-market or economic profit basis	Contracts for which EKLP is deemed unable to represent that forward sales are "probable" due to sale of EKT to Merrill Lynch	Contracts entered into to hedge physical gas positions that do not meet hedge definition for accounting purposes	EKLP's earnings contribution in accordance with generally accepted accounting principles

Net Cash Flow from Operating Activities

Net Cash Flow from Operating Activities
3Q03 vs. 3Q04; $M


21%
651
785
3Q03
3Q04

Utility, Parent & Other
3Q03 vs. 3Q04; $M


571
637
3Q03
3Q04

Increased $66M primarily due to higher deferred fuel recovery

Entergy Nuclear
3Q03 vs. 3Q04; $M


125
160
3Q03
3Q04

Increased $35M due to higher contract pricing

Energy Commodity Services
3Q03 vs. 3Q04; $M


3Q03
3Q04
(45)
(12)

Improved primarily due to lower tax payments

Utility, Parent & Other Quarterly Operational Performance Measures

Earnings Per Share
3Q03 vs. 3Q04



4%
1.16
1.16
1.11
1.11
3Q03
3Q04
As Reported EPS
Operational EPS

3rd Quarter Highlights - Utility

Weather-Adjusted Retail Sales
TWh



29.4
30.5
3Q03
3Q04

Weather-adjusted sales increased 3.5%

Weather Impact
$/Share



3Q03
3Q04
(0.01)
(0.10)

Cooling degree days were 17% below normal

O&M Expense
$/MWh



12.17
12.97
3Q03
3Q04

O&M increased due to higher employee benefits expenses

Entergy Nuclear Quarterly Operational Performance Measures

Earnings Per Share
3Q03 vs. 3Q04


12%


0.25
0.25
0.28
0.28
3Q03
3Q04
As Reported EPS
Operational EPS

3rd Quarter Highlights - Nuclear

Total Generation
GWh


8,246
8,075
3Q03
3Q04

Output decreased 2% primarily due to unplanned outages

Realized Price
$/MWh


40.96
43.38
3Q03
3Q04

Realized price increased 6% due to higher contract pricing primarily at Fitzpatrick and Pilgrim

Production Cost
$/MWh


20.03
21.68
3Q03
3Q04

Production cost increased due to lower total generation and higher O&M expense

2004 Earnings Guidance

Operational Earnings Per Share
03 vs. 04 Guidance



ECS
Nuclear
Utility, Parent & Other
$4.25
$0.78
$0.85
$2.62
03
$3.70 - $3.80
$1.06 - $1.10
$2.70 - $2.75
($0.06) – ($0.05)
04E

As Reported Earnings Per Share
03 vs. 04 Guidance



ECS
Nuclear
Utility, Parent & Other
$4.01
$0.78
$1.30
$1.93
03
$3.65 - $3.75
$1.06 - $1.10
$2.70 - $2.75
($0.11) – ($0.10)
04E

Key Guidance Assumptions

Utility, Parent and Other

- Milder year-to-date weather
- Increased revenues due to rate actions and sales growth
- Decreased O&M expense
- Interest savings
- Increased depreciation expense

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expense from productivity improvements

Energy Commodity Services

- Entergy-Koch, LP treated as special item to reflect planned sales
- Slightly lower losses at non-nuclear wholesale assets business

2005 Earnings Guidance

Operational Earnings Per Share
04 Guidance vs. 05 Guidance



$4.60 - $4.85
$3.70 - $3.80
$1.30 - $1.39
Nuclear
$1.06 - $1.10
Utility, Parent & Other
$2.70 - $2.75
$3.40 - $3.55
($0.06) – ($0.05)
($0.10) – ($0.09)
ECS
04E
05E

As Reported Earnings Per Share
04 Guidance vs. 05 Guidance



$4.60 - $4.85
ECS
$3.65 - $3.75
$1.30 - $1.39
Nuclear
$1.06 - $1.10
$3.40 - $3.55
Utility, Parent & Other
$2.70 - $2.75
($0.11) – ($0.10)
($0.10) – ($0.09)
04E
05E

Key Guidance Assumptions

Utility, Parent and Other

- Increased revenues due to rate actions and sales growth
- Increased O&M expenses from inflation and supply plan
- Interest savings
- Accretion from share repurchases
- Normal weather

Nuclear

- Increased revenue from higher contract pricing and uprates
- Decreased O&M expenses from productivity improvements
- Increased depreciation expense
- Accretion from share repurchases

Energy Commodity Services

- Sale of Entergy-Koch, LP businesses
- Higher losses at non-nuclear wholesale assets business

Dividend Increase is Consistent With Commitment to Distribute Cash to Shareholders

Entergy Common Dividends
Previous vs. Current annualized; $/share (top) and payout ratio (bottom)



20%
2.16
1.80
Previous
Current



38%*



46%*

** Based on midpoint of 05 EPS guidance*

Cash Provided to Shareholders
Cumulative 04E-06E; % of Operational Earnings



Dividends ~40%
Buyback ~60%

Projected ~$3B in cash to shareholders in next 3 years (~100% of operational earnings)

Repurchase Program is Underway


Shares Repurchased
04; Millions
7.4
@ average price of $56/share
4.5
2.4
0.5
1Q04
2Q04
3Q04
YTD04

Financial Aspirations

Financial Aspirations and Status

Category	Aspiration	Status
EPS Growth	Near-term: 8-10% Long-term: 5-6%	▪ 05 EPS guidance exceeding near-term 8-10% target ▪ 8-10% EPS growth targeted in 06 driven by intrinsic growth and accretion ▪ 5-6% targeted thereafter
Returns	9% ROIC	• Currently at ~ 7%; ROIC aspiration reflects sale of EK, share repurchase program, and expected investment opportunity set
Credit Metrics	< 50% net debt/net capital	• Currently at 45%; will execute stock repurchases to remain < 50% • Also monitoring total debt/total capital to remain within rating agency ranges
Credit Rating	Near-term: Ratings and business profile position continuous improvement Long-term: single A corporate credit rating	• Recent upgrades from both S&P and Moody's; increased business profile scores from S&P • Newly issued investment grade Issuer Rating for Entergy Corporation by Moody's • Targeting corporate credit rating improvement to single A over long-term
Dividends	Consistent dividend increases	• 20% increase announced today • Targeting annual growth consistent with top quartile of electric industry (~5%)

Q&A Session

Entergy

Appendix: Reg G Reconciliation

Appendix: Earnings 2003A and 2004 Guidance - Reconciliation of GAAP vs. Non-GAAP Measures ($/share)		2003	Guidance 2004
AS-REPORTED EARNINGS - CONSOLIDATED	(A)	4.01	3.65 - 3.75
AS-REPORTED EARNINGS - NUCLEAR	(B)	1.30	1.06 - 1.10
AS-REPORTED EARNINGS - UTILITY, PARENT & OTHER	(C)	1.93	2.70 - 2.75
AS-REPORTED EARNINGS - ECS	(D)	0.78	(0.11) - (0.10)
UTILITY SPECIAL ITEMS			
River Bend loss provision		(0.29)	–
SFAS 143 implementation		(0.09)	–
Voluntary severance plan		(0.30)	–
Total Utility Special Items	(E)	(0.68)	–
PARENT & OTHER SPECIAL ITEMS			
Voluntary severance plan		(0.01)	–
Total Parent & Other Special Items	(F)	(0.01)	–
COMPETITIVE BUSINESS SPECIAL ITEMS			
Entergy Nuclear			
SFAS 143 implementation		0.67	–
Voluntary severance plan		(0.22)	–
Total Nuclear Special Items	(G)	0.45	–
Energy Commodity Services		–	–
Earnings from Entergy-Koch Trading		–	(0.14)
Earnings from Gulf South Pipeline		–	0.07
Non-nuclear wholesale assets - adjustment to sales reserves		–	0.02
Total Energy Commodity Services - Special Items	(H)	–	(0.05)
Total Competitive Business Special Items		0.45	(0.05)
TOTAL SPECIAL ITEMS	(I)	(0.24)	(0.05)
OPERATIONAL EARNINGS - CONSOLIDATED	(A-I)	4.25	3.70 - 3.80
OPERATIONAL EARNINGS - NUCLEAR	(B-G)	0.85	1.06 - 1.10
OPERATIONAL EARNINGS - UTILITY, PARENT & OTHER	(C-E-F)	2.62	2.70 - 2.75
OPERATIONAL EARNINGS - ECS	(D-H)	0.78	(0.06) - (0.05)